Exhibit 10.8

10.8
Employment Agreement dated as of April 14, 2008 between the Company and John J. Haines and amended on February 18, 2009 (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K dated April 7, 2008; amendment filed herewith)*